UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2022

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On January 20, 2022, the Executive Development and Compensation Committee (the “Committee”) of the Board of Directors of American Water Works Company, Inc. (the “Company”), based on data and analyses provided by the Committee’s independent compensation consultant, approved an amendment of, and an adjustment to, the Company’s existing internally measured long-term performance plan (“LTPP”) performance share unit awards granted in February 2020 and 2021 (collectively, the “PSU-IMs”) under the Company’s 2017 Omnibus Equity Compensation Plan. The PSU-IM’s performance is to be measured based on the rate of the Company’s earnings per share (“EPS”) growth, compounded annually over a three-year period, and anchored off the Company’s 2019 adjusted EPS for the fiscal year ended December 31, 2019 (with respect to the 2020 PSU-IMs) and EPS for the fiscal year ended December 31, 2020 (with respect to the 2021 PSU-IMs). To reflect the sale of the Company’s Homeowner Services Group (“HOS”) (which was completed on December 9, 2021) in the three-year EPS growth calculations for these LTPP awards, the starting EPS for the PSU-IMs granted in February 2020 and 2021 has been decreased by $0.38 and $0.40, respectively. The amount of the adjustment to the starting EPS is equivalent to the contribution of HOS to the Company’s EPS for the 2019 and 2020 fiscal years. Furthermore, the ending EPS will be adjusted to exclude the impact of interest earned under that certain Secured Seller Note Agreement, dated December 9, 2021, and revenue or other income recorded by the Company under that certain Revenue Share Agreement, dated December 9, 2021, each as entered into in connection with the Company’s sale of HOS.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	January 21, 2022	By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick
Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer
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